EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cushing MLP Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Cushing MLP Funds Trust for the year ended November 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Cushing MLP Funds Trust for the stated period.

/s/ Jerry V. Swank Jerry V. Swank President & Chief Executive Officer Cushing MLP Funds Trust	/s/ John H. Alban John H. Alban Chief Financial Officer Cushing MLP Funds Trust
Dated: February 7, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cushing MLP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.